IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated August 28, 2020 (the “Supplement”)

to the Summary Prospectus, Prospectus,

and Statement of Additional Information (the “SAI”),

each dated February 28, 2020 (as revised August 17, 2020),

for the iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF (HYXE) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The change to the Fund’s name, ticker, Underlying Index, management fee, and Investment Objective disclosed in a supplement dated July 9, 2020 is expected, under normal market conditions, to be implemented as of the close of market on September 14, 2020 in order to be effective for the market open on September 15, 2020.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares®  is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-HYXE-0820

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE